UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Arkansas	1-8246	71-0205415
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032
(Address of principal executive offices, including zip code)

(281) 618-4700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Item 7.(c)

Exhibits

 (99.1) Press release dated April 24, 2003, announcing first quarter 2003 financial and operating results.

Item 9. and 12.

Regulation FD Disclosures

            The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K as provided in the Securities and Exchange Commission's guidance provided in Release No. 33-8216.

            On  April 24, 2003, Southwestern Energy Company issued a press release announcing its earnings for the first quarter of 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

            Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY
Registrant

DATE:	April 25, 2003	BY:	/s/ GREG D. KERLEY
Greg D. Kerley
Executive Vice President
and Chief Financial Officer

Exhibit Index
Exhibit No.	Description

99.1	Press release dated April 24, 2003, announcing first quarter financial and operating results.